UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 22, 2005
Mittal Steel USA ISG Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-31926	71-0871875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
4020 Kinross Lakes Parkway, Richfield, Ohio, 44286-9000
(Address of Principal Executive Offices, including ZIP Code)
Registrant’s telephone number, including area code: 330-659-9100
N.A.
(Former Name or Former Address, if Changed Since Last Report)
______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events
On December 22, 2005, Mittal Steel Company N.V. announced that its wholly owned U.S. operating subsidiaries, Mittal Steel USA ISG Inc. and Ispat Inland Inc., will merge. A copy of the related press release, dated December 22, 2005, is filed herewith as Exhibit 99 and is incorporated by reference herein in its entirety.
Item 9.01  Financial Statements and Exhibits
(c) Exhibits. The following Exhibit is filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

99	Press release issued by Mittal Steel Company N.V., dated December 22, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MITTAL STEEL USA ISG INC. (Registrant)
Date: December 27, 2005	By:	/s/ Carlos M. Hernandez

Name: Carlos M. Hernandez Title: General Counsel & Secretary